NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated August 10, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Effective immediately:
1.	The Investor Destinations Funds may invest in Underlying Funds (including exchange-traded funds) that are not affiliated with the Nationwide Funds.
2.	The asset class "U.S. INTERMEDIATE TERM BONDS" referenced in the table on page 26 of the Prospectus is deleted and replaced with "LONGER-TERM U.S. BONDS."
3.	The footnote to the table on page 26 of the Prospectus is deleted and replaced with the following:
"Other Asset Classes" includes high-yield bonds, which is not used as a principal investment strategy.
4.	The first paragraph under the heading "Appendix" – Additional Information about Underlying Funds" on page 54 of the Prospectus is deleted in its entirety and replaced with the following:
Following are descriptions of the Underlying Funds in which the Funds may invest as of the date of this Prospectus. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
5.
Pursuant to a Board-approved Plan of Liquidation and Dissolution, the Nationwide Portfolio Completion Fund (the "Portfolio Completion Fund") is scheduled to be liquidated on or about August 18, 2017.  Upon its liquidation, the information with respect to the Portfolio Completion Fund under the heading "Appendix – Emerging Market Stocks, Commodities, REITS, International/Emerging Market Bonds and High-Yield Bonds" on pages 55 and 56 of the Prospectus is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE